UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Applied Micro Circuits Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS OF

APPLIED MICRO CIRCUITS CORPORATION

TO BE HELD ON AUGUST 16, 2011

July 28, 2011

On July 5, 2011, Applied Micro Circuits Corporation (the “Company” or “AppliedMicro”) filed a proxy statement (the “Proxy Statement”) in connection with its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at the Company’s offices at 215 Moffett Park Drive, Sunnyvale, California 94089 on August 16, 2011, beginning at 10:00 a.m., Pacific Time. The Company’s Board of Directors has fixed the close of business on June 20, 2011 as the record date for determination of the stockholders entitled to vote at the Annual Meeting or any adjournment thereof. This Proxy Statement Supplement (the “Supplement”) amends and supplements the Proxy Statement.

Proposal 3 in the Proxy Statement requests that the Company’s stockholders adopt and approve the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) to be effective as of August 16, 2011, the date of the Annual Meeting.

On July 28, 2011, the Company’s Board of Directors amended the 2011 Plan to reduce the number of shares available for awards under the 2011 Plan by 800,000 shares. As originally proposed, the number of shares available for award under the 2011 Plan was the sum of: (i) 5,000,000 and (ii) the number of shares subject to any outstanding stock awards under the 1992 Equity Incentive Plan (the “1992 Plan”) or the 2000 Equity Incentive Plan (the “2000 Plan”) that terminate or are forfeited or repurchased and would otherwise be returned to the share reserve under the 1992 Plan or the 2000 Plan, respectively. This amendment reduces the 5,000,000 shares referenced in Proposal 3 and the 2011 Plan to 4,200,000 shares.

The decrease in the number of shares of common stock authorized for awards under the 2011 Plan will reduce the potential dilutive impact of the 2011 Plan on the Company’s stockholders, as compared to the original proposal.

Except as described above, the 2011 Plan and the description thereof contained in the Proxy Statement remain unchanged. The Board of Directors continues to recommend unanimously that the stockholders vote FOR the proposals listed in the Proxy Statement, as supplemented.

Voting Procedures

You do not have to take any action if you have previously voted your shares on the Annual Meeting proposals and do not wish to change your vote on any proposal.

If you have already voted your shares on the Annual Meeting proposals and wish to change your vote on any proposal, you may revoke your proxy before it is voted at the Annual Meeting by (i) using the Internet (http://www.proxyvote.com), (ii) calling the toll-free number 1-800-690-6903, (iii) send a written notice that you are revoking your proxy to our Secretary (Attn: Secretary, Applied Micro Circuits Corporation, 215 Moffett Park Drive, Sunnyvale, California 94089, (iv) completing, signing and dating a proxy card where indicated and mailing or otherwise returning the card to us prior to the beginning of the Annual Meeting or (v) attending the Annual Meeting and voting in person.

Authorizations submitted over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 15, 2011.

If the shares you own are held in “street name” by a bank or brokerage firm, please follow the voting instruction form provided to you by such bank or brokerage firm.

If you have not already voted your shares on the Annual Meeting proposals, you are urged to vote using one of the methods described above as soon as possible, even if you plan to attend the Annual Meeting. For your convenience, a duplicate copy of the proxy card is enclosed. Voting in advance will not prevent you from voting in person if you attend the Annual Meeting, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

The information contained in this Supplement should be read in conjunction with the Proxy Statement. There is no change in the time or place of the Annual Meeting or the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

L. William Caraccio

Secretary

Sunnyvale, California

July 28, 2011

AppliedMicro

215 MOFFETT PARK DRIVE
SUNNYVALE, CA 94089

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Applied Micro Circuits Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Applied Micro Circuits Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37313-P14897 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

APPLIED MICRO CIRCUITS CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW

1. To elect as Directors of Applied Micro Circuits Corporation the nominees listed below.	For	Against	Abstain
1a. Cesar Cesaratto	☐	☐	☐
1b. H.K. Desai	☐	☐	☐
1c. Paramesh Gopi, Ph.D.	☐	☐	☐
1d. Paul R. Gray, Ph.D.	☐	☐	☐
1e. Fred Shlapak	☐	☐	☐
1f. Arthur B. Stabenow	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2

	For	Against	Abstain
2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3

	For	Against	Abstain
3. To approve and adopt the Applied Micro Circuits Corporation 2011 Equity Incentive Plan.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4

	For	Against	Abstain
4. To approve by advisory vote the executive compensation described in the Proxy Statement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1 YEAR UNDER PROPOSAL 5

	1 Year	2 Years	3 Years	Abstain
5. To approve by advisory vote the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐

6. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the accompanying proxy statement. The record date for the annual meeting is June 20, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 16, 2011: The Notice and Proxy Statement/10-K Combo and Annual Report are available at www.proxyvote.com.

M37314-P14897

APPLIED MICRO CIRCUITS CORPORATION PROXY CARD

This proxy is solicited on behalf of the Board of Directors. The Annual Meeting of Stockholders of Applied Micro Circuits Corporation, a Delaware Corporation (the “Company”), will be held at the Company’s corporate headquarters located at 215 Moffett Park Drive, Sunnyvale, California 94089 on Tuesday, August 16, 2011, at 10:00 a.m., local time, for the purposes stated on the reverse side. The undersigned hereby appoints Paramesh Gopi and Robert G. Gargus, or either of them, as, proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side all of the shares of Common Stock of Applied Micro Circuits Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND FOR 1 YEAR UNDER PROPOSAL 5. IF ANY OTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING. THIS PROXY WILL BE VOTED IN THE BEST JUDGMENT OF THE PROXIES.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE